UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

HEALTHPEAK PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
HEALTHPEAK PROPERTIES, INC.
2025 Annual Meeting
Vote by April 23, 2025
HEALTHPEAK PROPERTIES, INC. 4600 SOUTH SYRACUSE STREET SUITE 500 DENVER, CO 80237	11:59 PM ET

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You invested in HEALTHPEAK PROPERTIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 24, 2025.

Get informed before you vote

View the Notice and Proxy Statement and the 2024 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 10, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 24, 2025 7:00 a.m. Mountain Time Virtually at: www.virtualshareholdermeeting.com/DOC2025

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Scott M. Brinker	For
1b.	Katherine M. Sandstrom	For
1c.	John T. Thomas	For
1d.	Brian G. Cartwright	For
1e.	James B. Connor	For
1f.	R. Kent Griffin, Jr.	For
1g.	Pamela J. Kessler	For
1h.	Sara G. Lewis	For
1i.	Ava E. Lias-Booker	For
1j.	Tommy G. Thompson	For
1k.	Richard A. Weiss	For
2.	Approval of 2024 executive compensation on an advisory basis.	For
3.	Approval of the Healthpeak Properties, Inc. Employee Stock Purchase Plan.	For
4.	Ratification of the appointment of Deloitte & Touche LLP as Healthpeak Properties, Inc.’s independent registered public accounting firm for the year ending December 31, 2025.	For
NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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